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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):             JULY 1, 2003


                         PEREGRINE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    000-17085                  95-3698422
      (State or other               (Commission              (I.R.S. Employer
       jurisdiction                File Number)             Identification No.)
     of incorporation)

                14272 FRANKLIN AVENUE, SUITE 100
                        TUSTIN, CALIFORNIA                     92780-7017
            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:      (714) 508-6000


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  Exhibit           Name of Exhibit
                  -------           ---------------

                  99.1 Press release of Registrant dated July 1, 2003, reporting its financial results for the fiscal year ended April 30, 2003 and its operational highlights.


ITEM 9.  REGULATION FD DISCLOSURE

         The information in this report is being furnished (i) pursuant to Regulation FD, and (ii) pursuant to Item 12 Results of Operations and Financial Condition. In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

         On July 1, 2003, Peregrine Pharmaceuticals, Inc., a Delaware corporation (the "Company"), issued a press release reporting its financial results for the fiscal year ended April 30, 2003 and its operational highlights. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PEREGRINE PHARMACEUTICALS, INC.



Date: July 3, 2003                  By:  /s/ Steven W. King
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                                         Steven W. King,
                                         President and Chief Executive Officer

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